CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Post-Effective Amendments, as numbered below, to the registration statements on Form N-1A, with file numbers as noted below, of our reports, as dated below, relating to the financial statements and financial highlights appearing in the May 31, 2001 Annual Reports of Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam New Jersey Tax Exempt Income Fund and Putnam Pennsylvania Tax Exempt Income Fund, which are also incorporated by reference into the Registration Statements:

                                                          Post-Effective
Fund                File #        Date of Report             Amendment
----                ------        --------------          --------------
Massachusetts      33-5416         July 12, 2001                 22
Michigan           33-8923          July 6, 2001                 22
Minnesota          33-8916         July 10, 2001                 22
Ohio               33-8924          July 9, 2001                 22
New Jersey        33-32550         July 11, 2001                 13
Pennsylvania      33-28321         July 11, 2001                 15

Also, we hereby consent to the incorporation by reference in the Post-Effective Amendment No. 13 to the registration statements on Form N-1A (File Nos. 33-37992 and 33-35677, respectively) of our reports dated July 6, 2000 and July 10, 2000 relating to the financial statements and financial highlights appearing in the May 31, 2000 Annual Reports of Putnam Arizona Tax Exempt Income Fund and Putnam Florida Tax Exempt Income Fund, respectively, which are also incorporated by reference into the Registration Statements:

We also consent to the references to us under the headings "Financial highlights" and "Independent Accountants and Financial Statements" in such Registration Statements.


PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 26, 2001


CONSENT OF INDEPENDENT ACCOUNTANTS

Board of Trustees and Shareholders
Putnam Arizona Tax Exempt Income Fund:
Putnam Florida Tax Exempt Income Fund:

We consent to the use of our reports dated July 5, 2001, incorporated in this Registration Statement by reference, to the Putnam Arizona Tax Exempt Income Fund and the Putnam Florida Tax Exempt Income Fund, and to the references to our firm under the captions "Financial highlights" in the prospectus and "INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS" in the Statement of Additional Information.

                                                      /s/ KPMG LLP

Boston, Massachusetts
September 26, 2001